Exhibit 10.1

FOURTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

DATED AS OF OCTOBER 20, 2011

Reference is made to that certain LOAN AND SECURITY AGREEMENT dated as of October 28, 2009 (the “Loan and Security Agreement”), by and between PRIMORIS SERVICES CORPORATION, a Delaware corporation (the “Borrower”), which has its chief executive office located at 2100 McKinney Avenue, Suite 1500, Dallas, Texas 75201, and THE PRIVATEBANK AND TRUST COMPANY, (the “Bank”), whose address is 120 South LaSalle Street, Chicago, Illinois 60603.  All capitalized terms used herein without definition shall have the same meanings herein as those terms have been defined in the Loan and Security Agreement.

NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth herein, the Borrower and Bank hereby agree to amend the Loan and Security Agreement as follows:

SECTION A.                          AMENDMENT

1.                                       The following definition shall be added to Section 1.1 Definitions in proper alphabetical order:

“EBITDA” shall mean, for any period, net income before taxes for such period plus interest, amortization and depreciation plus/minus any other non-cash adjustments acceptable to the Bank in its sole discretion, for such period.

2.                                       The following definitions shall be deleted in their entirety from Section 1.1 Definitions:

“Applicable Margin”

“Base Rate Margin”

“Libor Margin”

3.                                       The definition of “Revolving Interest Rate” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following definition:

“Revolving Interest Rate” shall mean, at Borrower’s option, Base Rate or LIBOR plus 1.75%.

4.                                       The definition of “Revolving Loan A Maturity Date” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following definition:

“Revolving Loan A Maturity Date” shall mean October 26, 2014, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Bank in its sole and absolute discretion in substitution for the Revolving Note.

5.                                       The definition of “Revolving Loan B Maturity Date” in Section 1.1 Definitions is hereby deleted in its entirety and replaced with the following definition:

“Revolving Loan B Maturity Date” shall mean October 25, 2012, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Bank in its sole and absolute discretion in substitution for the Revolving Note.

6.                                       The last sentence of Section 2.2 Letters of Credit is hereby deleted and replaced with the following sentence:

The Borrower shall pay the Bank a Letter of Credit Fee of 175 basis points for Standby Letters of Credit and 150 basis points for Performance Letters of Credit.

7.                                       The phrase in the middle of Section 2.4 Interest and Fee Computation; Collection of Funds that reads “The Borrower shall pay the Bank the Un-Used Fee A and the Un-Used Fee B as per the Applicable Margin…” shall be deleted and replaced with the following phrase:

The Borrower shall pay the Bank the Un-Used Fee A and the Un-Used Fee B as per Sections 8.23 Un-Used Fee A and 8.24 Un-Used Fee B herein.

8.                                       Section 2.5 Letters of Credit is hereby deleted in its entirety and replaced with the following:

Section 2.5  Letters of Credit.  Intentionally Left Blank.

9.                                       Section 8.23 Un-Used Fee A is hereby deleted in its entirety and replaced with the following:

8.23.                        Un-Used Fee A.  The Borrower shall pay the Un-Used Fee A on the unused portion of the Revolving Loan A Commitment of 25 basis points.

10.                                 Section 8.24 Un-Used Fee B is hereby deleted in its entirety and replaced with the following:

8.24.                        Un-Used Fee B.  The Borrower shall pay the Un-Used Fee B on the unused portion of the Revolving Loan B Commitment of 15 basis points.

11.                                 The following new subsection (i) is hereby added to Section 9.1 Debt (with appropriate punctuation changes to subsections (g) and (h)):

(i)                                     Debt not to exceed Eight Million and 00/100 Dollars ($8,000,000) issued to the Borrower by Bank of the West for the issuance of letters of credit.

12.                                 Section 10.1 Tangible Net Worth is hereby deleted in its entirety and replaced with the following:

10.1.                    Tangible Net Worth.  Beginning with the fiscal quarter ending September 30, 2011 and as of the end of each of its fiscal quarters, the Borrower shall maintain a Tangible Net Worth no less than Ninety Million and 00/100 Dollars ($90,000,000.00).

13.                                                         Section 10.3.     Debt Service Coverage is hereby deleted in its entirety and replaced with the following:

10.3.    Debt Service Coverage.  On a rolling four quarter basis and as of the end of each of its fiscal quarters, the Borrower shall maintain a ratio of (a) EBITDA less cash distributions less cash paid for taxes as reflected on the Borrower’s most recent quarterly statements for such period, to (b) cash paid for interest as reflected on the Borrower’s most recent quarterly statements plus scheduled principal payments on Senior Debt plus scheduled principal payments on Subordinated Debt for such period, of not less than 1.25 to 1.00.

14.                                 Section 10.4 Capital Expenditure Limitations is hereby deleted in its entirety and replaced with the following:

10.4                           Net Capital Expenditure Limitations. On a rolling four quarter basis and as of the end of each of its fiscal quarters, the Borrower shall not incur Net Capital Expenditures in an amount greater than Thirty Million and 00/100 Dollars ($30,000,000) in the aggregate.

SECTION B.                          NO OTHER CHANGE OF TERMS.

Except as amended by the foregoing, no other terms of the Loan and Security Agreement are in any way changed in this Fourth Amendment to Loan and Security Agreement and the Loan and Security Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Loan and Security Agreement, or any other instrument or document executed in connection therewith, any reference in any such items to the Loan and Security Agreement being sufficient to refer to the Loan and Security Agreement as amended hereby.

SECTION C.                          CONDITIONS OF AMENDMENT.

Notwithstanding any other provisions of this Fourth Amendment to Loan and Security Agreement, the Bank shall not be required to continue all or any portion of the Loans if any of the following conditions shall have occurred:

1.                                       Documents.   The Borrower shall have failed to execute and deliver or shall have failed to cause to have executed and delivered to Bank any of the following Documents, all of which must be satisfactory to the Bank and the Bank’s counsel in form, substance and execution:

(a)                                  Amendment.   Two copies of the Fourth Amendment to Loan and Security Agreement duly executed by the Borrower, as well as continued satisfaction of all conditions set forth in the Loan and Security Agreement.

(b)                                 Acknowledgements and Reaffirmations of Guaranties and Security Agreements.    Two copies of the Acknowledgements and Reaffirmations of Guaranties and Security Agreements, of even date herewith, duly executed by the Guarantors.

(c)                                  Review of Financial Information.   Satisfactory review by the Bank of the Borrower’s audited historical and projected financial information.

(d)                                 Business Examination.   Satisfactory examination by the Bank of the Borrower’s business.

(e)                                  Organizational and Authorization Documents.   Copies of (i) Resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance of the Fourth Amendment to Loan and Security Agreement and any further extensions, renewals or modifications of the Loan and Security Agreement; (ii) signature and incumbency certificates of the officers of the Borrower, executing the Fourth Amendment to Loan and Security Agreement and certifying as to the Articles of Incorporation and Bylaws, each of which the Borrower hereby certifies to be true and complete, and in full force and effect without modification, it being understood that the Bank may conclusively rely on each such document and certificate until formally advised by the Borrower of any changes therein; (iii) a Good Standing Certificate of the Borrower issued by the State of Delaware; and (iv) Good Standing Certificates and certificates of tax status, as applicable, of the Guarantors issued by their respective states of incorporation or organization.

(f)                                    Additional Documents.   Such other certificates, financial statements, schedules, resolutions, opinions of counsel and other documents which are provided for hereunder or which the Bank shall require.

2.                                       Event of Default.   The Borrower hereby represents to the Bank that no Event of Default or Unmatured Event of Default or Material Adverse Effect has occurred or is continuing.

3.                                       Representations, Warranties and Covenants. The Borrower hereby represents to the Bank that as of the date hereof, the representations, warranties and covenants set forth in the Loan and Security Agreement, as amended to date, are and shall be and remain true and correct in all material respects (except that the financial covenants shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank) and the Borrower is in full compliance with all other terms and conditions of the Loan and Security Agreement.

[Signature Page to Follow]

This Amendment may be executed in counterpart, and by facsimile and by the different parties on different counterpart signature pages, which taken together, shall constitute one and the same Agreement.  This Amendment shall be governed by internal laws of the State of Illinois.

Dated as of the date set forth above.

PRIMORIS SERVICES CORPORATION,
a Delaware corporation

By:	/s/PETER J. MOERBEEK
Name:	Peter J. Moerbeek
Title:	Executive Vice President, Chief Financial Officer

Agreed and accepted:

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ STEVE TREPICCIONE
Name:	Steve Trepiccione
Title:	Managing Director

ACKNOWLEDGEMENT AND REAFFIRMATION

OF GUARANTY AND SECURITY AGREEMENT

The undersigned hereby acknowledges and reaffirms its Guaranty and its Security Agreement, both dated as of October 28, 2009, in favor of the THE PRIVATEBANK AND TRUST BORROWER (the “Bank”) executed in connection with the Loan and Security Agreement, dated October 28, 2009, between PRIMORIS SERVICES CORPORATION and the Bank, as amended to date by the First through Fourth Amendments.

ARB, INC.,
a California corporation

By:	/s/ALFONS THEEUWES
Name: Alfons Theeuwes
Its: CFO

Dated as of October 20, 2011

ACKNOWLEDGEMENT AND REAFFIRMATION

OF GUARANTY AND SECURITY AGREEMENT

The undersigned hereby acknowledges and reaffirms its Guaranty and its Security Agreement, both dated as of October 28, 2009, in favor of the THE PRIVATEBANK AND TRUST BORROWER (the “Bank”) executed in connection with the Loan and Security Agreement, dated October 28, 2009, between PRIMORIS SERVICES CORPORATION and the Bank, as amended to date by the First through Fourth Amendments.

ARB STRUCTURES, INC.,
a California corporation

By:	/s/ALFONS THEEUWES
Name: Alfons Theeuwes
Its: CFO

Dated as of October 20, 2011

ACKNOWLEDGEMENT AND REAFFIRMATION

OF GUARANTY AND SECURITY AGREEMENT

The undersigned hereby acknowledges and reaffirms its Guaranty and its Security Agreement, both dated as of October 28, 2009, in favor of the THE PRIVATEBANK AND TRUST BORROWER (the “Bank”) executed in connection with the Loan and Security Agreement, dated October 28, 2009, between PRIMORIS SERVICES CORPORATION and the Bank, as amended to date by the First through Fourth Amendments.

CARDINAL CONTRACTORS, INC.,
a Florida corporation

By:	/s/ALFONS THEEUWES
Name: Alfons Theeuwes
Its: CFO

Dated as of October 20, 2011

ACKNOWLEDGEMENT AND REAFFIRMATION

OF GUARANTY AND SECURITY AGREEMENT

The undersigned hereby acknowledges and reaffirms its Guaranty and its Security Agreement, both dated as of October 28, 2009, in favor of the THE PRIVATEBANK AND TRUST BORROWER (the “Bank”) executed in connection with the Loan and Security Agreement, dated October 28, 2009, between PRIMORIS SERVICES CORPORATION and the Bank, as amended to date by the First through Fourth Amendments.

JUNIPER ROCK CORPORATION,
a California corporation

By:	/s/ALFONS THEEUWES
Name: Alfons Theeuwes
Its: CFO

Dated as of October 20, 2011

ACKNOWLEDGEMENT AND REAFFIRMATION

OF GUARANTY AND SECURITY AGREEMENT

The undersigned hereby acknowledges and reaffirms its Guaranty and its Security Agreement, both dated as of October 28, 2009, in favor of the THE PRIVATEBANK AND TRUST BORROWER (the “Bank”) executed in connection with the Loan and Security Agreement, dated October 28, 2009, between PRIMORIS SERVICES CORPORATION and the Bank, as amended to date by the First through Fourth Amendments.

ONQUEST, INC.,
a California corporation

By:	/s/ALFONS THEEUWES
Name: Alfons Theeuwes
Its: CFO

Dated as of October 20, 2011

ACKNOWLEDGEMENT AND REAFFIRMATION

OF GUARANTY AND SECURITY AGREEMENT

The undersigned hereby acknowledges and reaffirms its Guaranty and its Security Agreement, both dated as of October 28, 2009, in favor of the THE PRIVATEBANK AND TRUST BORROWER (the “Bank”) executed in connection with the Loan and Security Agreement, dated October 28, 2009, between PRIMORIS SERVICES CORPORATION and the Bank, as amended to date by the First through Fourth Amendments.

STELLARIS, LLC,
a Nevada limited liability company

By:	/s/ALFONS THEEUWES
Name: Alfons Theeuwes
Its: CFO

Dated as of October 20, 2011

ACKNOWLEDGEMENT AND REAFFIRMATION

OF GUARANTY AND SECURITY AGREEMENT

The undersigned hereby acknowledges and reaffirms its Guaranty and its Security Agreement, both dated as of March 31, 2011 in favor of the THE PRIVATEBANK AND TRUST BORROWER (the “Bank”) executed in connection with the Loan and Security Agreement, dated October 28, 2009, between PRIMORIS SERVICES CORPORATION and the Bank, as amended to date by the First through Fourth Amendments.

JAMES CONSTRUCTION GROUP, L.L.C,
a Florida limited liability company

By:	/s/PETER J. MOERBEEK
Name: Peter J. Moerbeek
Its: Member

Dated as of October 20, 2011

ACKNOWLEDGEMENT AND REAFFIRMATION

OF GUARANTY AND SECURITY AGREEMENT

The undersigned hereby acknowledges and reaffirms its Guaranty and its Security Agreement, both dated as of March 31, 2011 in favor of the THE PRIVATEBANK AND TRUST BORROWER (the “Bank”) executed in connection with the Loan and Security Agreement, dated October 28, 2009, between PRIMORIS SERVICES CORPORATION and the Bank, as amended to date by the First through Fourth Amendments.

ROCKFORD CORPORATION,
an Oregon corporation

By:	/s/PETER J. MOERBEEK
Name: Peter J. Moerbeek
Its: CFO

Dated as of October 20, 2011